EXCEED STRUCTURED SHIELD INDEX STRATEGY FUND, EXCEED STRUCTURED HEDGED INDEX STRATEGY FUND, and EXCEED STRUCTURED ENHANCED INDEX STRATEGY FUND (the “Funds”)

Supplement dated April 13, 2015 to the Prospectus dated December 24, 2014, as supplemented on January 30, 2015

The following section is hereby added at the end of the section entitled “The Advisor and Subadvisor” on page 30 of the Prospectus:

Manager of Managers Structure

The Funds’ Board and their shareholders have approved a “manager of managers” structure that would permit the Advisor to appoint and replace subadvisors and enter into, amend and terminate sub-advisory agreements with subadvisors to the Funds without shareholder approval, but subject to Board approval (the “Manager of Managers Structure”).

The ability to implement the Manager of Managers Structure with respect to the Funds is contingent upon the receipt of an exemptive order from the SEC. The use of the Manager of Managers Structure with respect to the Funds would be subject to certain conditions set forth in the SEC exemptive order. There can be no assurance that the SEC would grant the Funds’ application for an exemptive order. Unless and until any such exemptive order is obtained, any appointment or replacement of subadvisors would require shareholder approval.

The Manager of Managers Structure would enable the Funds to operate without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. Under the Manager of Managers Structure, the Advisor will have the ultimate responsibility, subject to the oversight of the Board, to recommend the hiring and replacement of subadvisors. The Manager of Managers Structure will provide the Advisor with the discretion to terminate any such subadvisor and, subject to Baord approval, allocate and reallocate the Funds’ assets for management among the subadvisors and itself. The Funds would notify shareholders of any change in the identity of a subadvisor or the addition of a subadvisor. The Manager of Managers Structure would not permit investment management fees paid by the Funds to be increased without shareholder approval or change Advisor’s responsibilities to the Funds.

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For more information, please contact a Fund customer service representative toll free at (844) 800-5092.

PLEASE RETAIN FOR FUTURE REFERENCE.

226-PSA-0415